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                                                                   EXHIBIT 10.16

                       COLLABORATION AND LICENSE AGREEMENT

      THIS COLLABORATION AND LICENSE AGREEMENT (the "Agreement") is made as of June 29, 2001 (the "Effective Date") by and between AURORA BIOSCIENCES CORPORATION, a Delaware corporation ("Aurora"), and HYSEQ, INC., a Nevada corporation ("Hyseq").

                                    RECITALS

      WHEREAS, Aurora and Hyseq wish to enter into a collaboration to (i) screen proteins within Hyseq's orphan secreted protein ("OSP") collection using Aurora's proprietary CellSensor(TM) panel (the "CellSensor Panel") to identify OSPs of interest as potential therapeutics, (ii) generate information that enhances the utility of Hyseq's cDNA collection and database, and (iii) develop assays for and screen, potentially novel drug targets selected from Hyseq's cDNA collection with small molecule compounds of interest; and

      WHEREAS, Aurora wishes to grant to Hyseq, and Hyseq wishes to obtain from Aurora, a non-exclusive license under the Aurora Patents and Stanford Patents (both defined below) on the terms and subject to the conditions set forth herein.

      NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and agreements contained herein, the parties hereby agree as follows:

                                    AGREEMENT

                                    ARTICLE 1

                                   DEFINITIONS

      1.1 "ACTIVE CLONING POOL" means up to [***] cDNA sequences selected by Aurora from the Hyseq Gene Sequences which are being cloned and sequenced by Hyseq for Aurora at any given time under the Target Program.

      1.2 "AFFILIATE" means an individual, trust, business trust, joint venture, partnership, corporation, association or any other entity which owns, is owned by or is under common ownership with, a party. For the purposes of this definition only, the term "owns" (including, with correlative meanings, the terms "owned by" and "under common ownership with") as used with respect to any party, will mean the possession (directly or indirectly) of more than 50% of the outstanding voting securities of a corporation or comparable equity interest in any other type of entity.

      1.3 "AURORA ASSAY" means any assay that is developed and validated by Aurora under the Collaboration and that incorporates one or more Hyseq Targets.

      1.4 "AURORA COMPOUND LIBRARY" means the collection of compounds owned by, or licensed to Aurora during the Term, and analogs and/or derivatives thereof.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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      1.5   "AURORA MUTANT GFP" means any mutant Aequorea Victoria fluorescent protein, or any polynucleotide encoding any mutant Aequorea Victoria fluorescent protein, which is covered by the Aurora Patents or the Stanford Patents, and which is (i) supplied by Aurora, (ii) supplied by a bona fide licensee of Aurora licensed under the Aurora Patents or the Stanford Patents to sell Aurora Mutant GFP, or (iii) internally developed by Hyseq.

      1.6 "AURORA PATENTS" means the patents and patent applications listed on Exhibit A, which is attached hereto and incorporated herein by reference, and any continuations, divisions, reissues, extensions or continuations-in-part with respect thereto, and all United States patents issuing therefrom.

      1.7 "AURORA PRODUCT" means (i) any small molecule compound, or analog or derivative thereof, which is identified, developed or discovered by Aurora as active against a Hyseq Target using an Aurora Assay, and pursued and developed for that Hyseq Target, or (ii) any small molecule compound, or analog or derivative thereof, that is determined by Aurora using Confidential Information of Hyseq disclosed to Aurora under the Collaboration to affect the activity of
(1) an OSP Receptor, or (2) an OSP/OSP Receptor pair.

      1.8 "AURORA TECHNOLOGY" means any of the polynucleotides listed on Exhibit C, which is attached hereto and incorporated herein by reference, and Aurora's proprietary technical manual for use of the same.

      1.9 "BLA" means a Biologics License Application filed pursuant to the requirements of the FDA, or the equivalent application in any other country or jurisdiction.

      1.10 "COLLABORATION" means the activities of the parties carried out in performance of, and the relationship between the parties established by, this Agreement.

      1.11 "COLLABORATION PERIOD" means the period beginning on the Effective Date and ending upon the later of: (i) two years thereafter, or (ii) 6 months following (1) receipt by Aurora of the final batch of OSPs for screening, (2) Hyseq's selection of the final OSP for creation of a Data Package, or (3) Aurora's receipt of the final Hyseq Target, or (iii) such other period established by mutual written agreement of the parties.

      1.12 "COMMERCIALLY REASONABLE AND DILIGENT EFFORTS" means, unless the parties agree otherwise in writing, those efforts consistent with the exercise of prudent scientific and business judgment, as applied to other products and projects of similar scientific and commercial potential within the relevant product lines of the parties.

      1.13 "CONFIDENTIAL INFORMATION" means any proprietary, confidential or trade secret information of a party disclosed during the Term and identified as Confidential, including, without limitation, the terms of this Agreement and information relating to any use, process, method, compound, research project, work in process, future development, scientific, engineering, manufacturing, marketing, business plan, financial or personnel matter relating to the disclosing party, its present or future products, sales, suppliers, customers, employees, investors or business, whether in oral, written, graphic or electronic form. The Hyseq Gene Sequences, the Hyseq Targets and Hyseq's proprietary OSP collection will be considered

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Confidential Information of Hyseq under this Agreement, regardless of whether identified as Confidential. Notwithstanding the foregoing, Confidential Information will not include any information which the receiving party can prove by contemporaneous evidence:

            (a) is now, or hereafter becomes, through no act or failure to act on the part of the receiving party, generally known or available to Third Parties;

            (b) is known by the receiving party at the time of receiving such information, as evidenced by its records;

            (c) is hereafter furnished to the receiving party by a Third Party, as a matter of right and without restriction on disclosure;

            (d) is independently developed by the receiving party, as evidenced by its records, without knowledge of, and without the aid, application or use of, the disclosing party's Confidential Information; or

            (e) is the subject of a written permission to disclose provided by the disclosing party.

      1.14 "CONTROL" means possession of the ability of either party to grant a license or sublicense to the other party as provided for herein without violating the terms of any agreement or other arrangement with any Third Party.

      1.15 "DATA PACKAGE" means all data and results obtained by Aurora from screening an OSP, including, without limitation, information described on Exhibit D, which is attached hereto and incorporated herein by reference, relating to [***].

      1.16 "EXCLUDED FIELD" means any activities outside the Field, including, but not limited to: (i) providing services to Third Parties; (ii) the use of [***]; (iii) transfer to a Third Party of any product, process, method, composition of matter and/or biological material covered under the Aurora Patents or the Stanford Patents or incorporating the Aurora Technology; (iv) any non-pharmaceutical research; (v) [***] of chemicals (e.g. proteins or small molecules); (vi) [***] of chemicals (e.g. proteins or small molecules); (vii) diagnostics; (viii) use of [***]; (ix) use in or with [***] (including [***] cells); or (x) detection of [***]. In addition, the Stanford Patents may not be practiced in the field of [***].

      1.17 "EXCLUSIVITY PERIOD" means, for each Hyseq Target, the period beginning on receipt by Aurora of such Hyseq Target, and ending [***] thereafter, unless extended in accordance with Section 5.4 (a).

      1.18  "FDA" means the United States Food and Drug Administration.

      1.19 "FIELD" means internal use of Aurora Mutant GFP (i) to perform [***], and (ii) to create [***] for basic research (e.g., [***]).

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

      1.20 "FIRST COMMERCIAL SALE" means the first sale for use or consumption of a Product. Sale to a sublicensee will not constitute a First Commercial Sale unless the sublicensee is the end user of such Product.

      1.21  "GFP MATERIALS" means Materials that contain Aurora Mutant GFP.

      1.22 "HYSEQ GENE SEQUENCES" mean [***] gene sequences from Hyseq's cDNA database, which are identified using criteria determined jointly by Aurora and Hyseq scientists, and which are provided by Hyseq to Aurora under the Collaboration. [***]

      1.23 "HYSEQ PATENTS" means all patents or patent applications, and any continuations, continuations-in-part, divisions, reissues, substitutes, renewals or extensions thereof, and all patents issuing therefrom, which claim any Hyseq Targets, OSPs or OSP Receptors and which are under the Control of Hyseq during the Term.

      1.24 "HYSEQ PRODUCT" means (i) any of the OSPs provided to Aurora by Hyseq and screened under the Collaboration by Aurora and active in Aurora's CellSensor Panel, as disclosed to Hyseq hereunder, or any mutation, fragment, analog or derivative of such OSPs, (ii) any other product identified, discovered or developed by Hyseq using Confidential Information generated by Aurora and disclosed to Hyseq under the OSP Program, such as antibodies, antisense molecules, ribozymes, or gene therapy products, but excluding small molecule compounds, or (iii) any biological product identified, discovered or developed by Hyseq using Confidential Information generated by Aurora and disclosed to Hyseq under the Target Program, such as antibodies, antisense molecules, ribozymes, or gene therapy products, but excluding small molecule compounds.

      1.25 "HYSEQ TARGET" means an isolated, active protein or cloned and sequence verified full-length cDNA, which is selected by Aurora from the Active Cloning Pool and provided to Aurora by Hyseq.

      1.26 "IMPROVEMENTS" means modifications to the fluorescent protein coding regions of an Aurora Mutant GFP that improves and/or modifies its spectral or biochemical properties.

      1.27  "JOINT INVENTIONS" has the meaning set forth in Article 7.

      1.28 "JOINT RESEARCH AND DEVELOPMENT COMMITTEE" or "JRDC" means the committee established pursuant to Section 2.1.

      1.29 "LICENSE PERIOD" means the period beginning on the Effective Date and ending three years thereafter, unless extended by mutual written agreement.

      1.30 "MATERIALS" means any reagents, promoters, enhancers, vectors, plasmids, genes, polynucleotides, cells, proteins and fragments thereof, peptides, antigens, antibodies, antagonists, agonists, inhibitors and chemicals.

      1.31 "NDA" means a New Drug Application filed pursuant to the requirements of the FDA, or the equivalent application in any other country or jurisdiction.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

      1.32 "NET SALES" means, with respect to any Product, the gross amount invoiced by either party or any of its sublicensees on sales or other transfers of such Product, less (i) allowances (actually paid and limited to rejections, returns, rebates, chargebacks and prompt payment and volume discounts granted to customers of such Product, whether in cash or products in lieu of cash), (ii) freight, transport, packing and insurance charges associated with transportation of such Product, and (iii) taxes, tariffs or import/export duties based on sales of such Product when included in gross sales, but not value-added taxes or taxes assessed on income derived from such sales. If either party distributes a Product to any of its sublicensees for end use by such sublicensee, then such distribution will be considered a sale at list price normally charged to an independent Third Party and the other party will be entitled to collect a royalty on such sale in accordance with Section 5.1(g) or Section 5.2(f), as applicable, so long as no royalty is applied to future resales. Such amounts will be determined from the books and records of the party distributing such Product and/or its sublicensees, such books and records being maintained in accordance with GAAP.

      1.33 "OSPs" means any gene sequence, including its signal sequence, predicted to encode a protein or peptide likely to be expressed in either membrane-bound or secreted form that is provided to Aurora by Hyseq for screening and evaluation under the Collaboration.

      1.34  "OSP PROGRAM" has the meaning set forth in Section 3.2.

      1.35 "OSP RECEPTORS" mean a receptor of an OSP, identified under the Collaboration.

      1.36 "PHASE I" means that portion of the clinical development program which generally provides for the first introduction into humans of a Product with the primary purpose of determining safety, metabolism, pharmacokinetic properties and clinical pharmacology of the Product, as more specifically defined by the rules and regulations of the FDA and corresponding rules and regulations in other countries or jurisdictions.

      1.37 "PHASE III" means that portion of the clinical development program which provides for the continued trials of a Product on sufficient numbers of patients to establish the safety and efficacy of a Product for the desired claims and indications, as more specifically defined by the rules and regulations of the FDA and corresponding rules and regulations in other countries or jurisdictions.

      1.38 "PRIMARY SCREENING" means use of an Aurora Assay to determine potential therapeutic or pharmaceutical activity or efficacy of compounds in the Aurora Compound Library.

      1.39  "PRODUCT" means an Aurora Product or a Hyseq Product, as applicable.

      1.40  "RESEARCH PROGRAMS" means the OSP Program and the Target Program.

      1.41 "ROYALTY TERM" means, for the convenience of the parties, the period of time commencing on the First Commercial Sale of a Product in any country and ending upon the later of (i) 15 years from the First Commercial Sale of such Product in such country, or (ii) the expiration of the last to expire patent covering such Product in such country.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

      1.42 "SECONDARY SCREENING" means the (i) retest of compounds identified as active in Primary Screening and/or (ii) the screening of compounds identified as active in Primary Screening against a closely related Hyseq Target to determine selectivity.

      1.43 "STANFORD AGREEMENT" means that certain exclusive license agreement between Aurora and The Board of Trustees of the Leland Stanford Junior University ("Stanford") dated April 25, 1998.

      1.44 "STANFORD LICENSED PRODUCT" means any product or process, or part thereof, in the Field, or whose manufacture, use or sale is covered by a valid claim of an issued, unexpired Stanford Patent and will be presumed to be valid unless and until it has been held to be invalid by a final judgment of a court of competent jurisdiction from which no appeal can be or has been taken.

      1.45 "STANFORD PATENTS" means the U.S. patents and applications listed on Exhibit B, attached hereto and incorporated herein by reference, and continuations, divisions, reissues, extensions or continuations-in-part with respect thereto, and all United States patents issuing therefrom.

      1.46  "TARGET PROGRAM" has the meaning set forth in Section 3.3.

      1.47  "TERRITORY" means the United States.

      1.48  "TERM" has the meaning set forth in Section 10.1.

      1.49  "THIRD PARTY" means any entity other than Aurora or Hyseq.

                                    ARTICLE 2

                    JOINT RESEARCH AND DEVELOPMENT COMMITTEE

      2.1 FORMATION. Within 30 days after the Effective Date, the parties will establish a joint research and development committee (the "JRDC"). The JRDC will consist of two senior scientists and one business representative designated by Aurora and two senior scientists and one business representative designated by Hyseq. Either party may appoint substitute or replacement members of the JRDC to serve as their representatives upon notice to the other party. The JRDC will have the responsibility and authority to (a) manage the Research Programs, (b) assign tasks and responsibilities under the Research Programs consistent with the terms of this Agreement to Aurora and Hyseq, respectively, and (c) review and modify the Research Programs, as it deems appropriate to achieve the parties' objectives under this Agreement.

      2.2 MEETINGS. The JRDC will meet at least once per quarter at locations and times to be determined by the JRDC, with the intent of meeting at alternating locations in San Diego, California and Sunnyvale, California or by tele- or video-conference. Each party will bear all travel and related costs for its representatives. On an alternating basis, a party will promptly prepare and deliver to the members of the JRDC minutes of such meetings for review and approval of the parties.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

      2.3 DECISION-MAKING PROCESS. Each party will have [***] on the JRDC, and decisions by the JRDC will be made [***]. [***] disagreement [***] will be resolved within the JRDC based on the efficient achievement of the objectives of this Agreement. Any disagreement, which cannot be resolved by the JRDC, will be referred to the appropriate chief executive officers of Aurora and Hyseq for resolution. It is the intent of the parties to resolve issues through the JRDC whenever possible and to refer issues to the officers of Aurora and Hyseq only when resolution through the JRDC cannot be achieved, however, this shall not in any event limit or waive any other rights or remedies otherwise available to the parties.

                                    ARTICLE 3

           SCOPE OF COLLABORATION; ACTIVITIES UNDER THE COLLABORATION

      3.1 OBJECTIVES; LIMITATIONS. During the Collaboration Period, Aurora will have [***] for the activities described in Sections 3.2(a) and 3.3(a), and Hyseq will have [***] for the activities described in Section 3.2(b) and 3.3(b). Except as specifically provided herein, all activities of the parties outside of the Collaboration are outside of the scope of this Agreement, and nothing contained herein is intended to limit either party from using any intellectual property Controlled by such party for other purposes.

      3.2 OSP PROGRAM. During the Collaboration Period, Aurora and Hyseq will conduct research and development of Hyseq Products pursuant to a detailed research and development program (the "OSP Program"), a copy of which is attached hereto and incorporated herein by reference as Exhibit D. Any inconsistency between the provisions in this Agreement and Exhibit D will be resolved in favor of the main body of this Agreement.

            (a) AURORA CONTRIBUTIONS. Aurora will (i) use its CellSensor Panel to screen a minimum of [***] OSPs during each year of the Collaboration Period (but no more than a total of [***] OSPs during the Collaboration Period), (ii) provide all such initial screening data to Hyseq within [***] after delivery of such OSPs to Aurora, and (iii) provide to Hyseq a Data Package for each OSP selected by Hyseq based on such initial screening data, within [***] following receipt of written notice from Hyseq of its desire to receive a Data Package for such OSP.

            (b)   HYSEQ CONTRIBUTIONS. During the Collaboration Period, Hyseq
(i) will provide to Aurora between [***] and [***] full-length cDNAs from its OSP collection of [***] gene sequences for screening using Aurora's CellSensor Panel, delivered in an initial block of [***] OSPs and minimum blocks of [***] OSPs thereafter, and (ii) upon review of the initial screening data, will select a minimum of [***] OSPs during the Collaboration Period for which Hyseq desires to receive Data Packages from Aurora and will provide Aurora written notice of such selection. Hyseq will own the Data Packages and they will be Confidential Information of Hyseq hereunder, regardless of whether they have been identified as such.

      3.3 TARGET PROGRAM. During the Collaboration Period, Aurora and Hyseq will conduct research and development of Aurora Products pursuant to a detailed research and development program (the "Target Program"), a copy of which is attached hereto and incorporated herein by reference as Exhibit E. Any inconsistency between the provisions in this Agreement and Exhibit E will be resolved in favor of the main body of this Agreement.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

            (a) AURORA CONTRIBUTIONS. Aurora will (i) develop between [***] and [***] Aurora Assays during each year of the Collaboration Period using up to [***] Hyseq Targets chosen by Aurora, (ii) screen the Aurora Assays during the Collaboration Period against [***] compounds from the Aurora Compound Library, and (iii) provide to the JRDC, all data and results generated by Aurora during the Collaboration Period (other than [***]) and, (iv) if reasonably requested by Hyseq, the [***] of compounds identified by Aurora in Primary Screening and confirmed in Secondary Screening [***], or as agreed to by the parties hereunder. Aurora will provide to the JRDC any additional data or results which identify or correct inaccuracies in or conflicts between previous data and results provided by Aurora to the JRDC under this Section 3.3(a). Aurora will own all data and results generated by Aurora under the Target Program and hereby grants to Hyseq the non-exclusive, non-transferable right to use the same to support the prosecution of patent applications on Hyseq Targets. Such data and results will be considered Confidential Information of Aurora hereunder, regardless of whether it has been identified as Confidential Information, however Hyseq is entitled to use such Confidential Information in accordance with the terms of this Agreement. Aurora will notify Hyseq in writing [***] after which Hyseq will have the right to use such information to support the prosecution of patent applications on Hyseq Targets. Notwithstanding the foregoing, Aurora retains the right to file patent applications covering the [***].

            (b) HYSEQ CONTRIBUTIONS. Hyseq (i) will provide Aurora access to the Hyseq Gene Sequences from which Aurora, with Hyseq's support and assistance, will during the Collaboration Period, select and prioritize members of the Active Cloning Pool, from which Hyseq will clone Hyseq Targets for the Target Program, (ii) will deliver to Aurora from the Active Cloning Pool full-length, sequence-verified cDNAs for between [***] and [***] Hyseq Targets during each year of the Collaboration Period, for a total of at least [***] and up to [***] Hyseq Targets during the Collaboration Period; provided, however, that Hyseq will be required to provide no more than [***] Hyseq Targets to Aurora in any given month, and (iii) will regularly provide Aurora and the JRDC, access to [***], as well as any other relevant and unrestricted biological data in Hyseq's Control all of which is Confidential Information of Hyseq, regardless of whether it is identified as such, during the Collaboration Period, unless otherwise extended for up to two additional years pursuant to Section 5.4(b) for use in Aurora's selection of Hyseq Targets and the development of Aurora Products. Any Hyseq Target delivered to Aurora under Section 3.3(b)(ii) above will be removed from the Active Cloning Pool and may be replaced at Aurora's election in the Active Cloning Pool with another gene sequence from the Hyseq Gene Sequences selected by Aurora.

      3.4 COMMERCIALLY REASONABLE AND DILIGENT EFFORTS. Each party will use Commercially Reasonable and Diligent Efforts to perform its responsibilities under the Research Programs.

      3.5 AVAILABILITY OF RESOURCES; COOPERATION. Each party will maintain laboratories, offices and/or other facilities reasonably necessary to carry out the activities to be performed by such party pursuant to the Research Programs. Unless otherwise agreed to in writing by Hyseq, Aurora will perform all of its obligations under the OSP Program and the Target Program at [***]. Upon reasonable advance notice, each party agrees to make its employees, agents and consultants reasonably available at their respective places of employment to consult with the

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

other party during the Collaboration Period on issues arising during the Collaboration and in connection with any request from any regulatory agency, including, without limitation, regulatory, scientific, technical and clinical testing issues

      3.6 DISCLOSURE; REPORTS. During the Collaboration Period, each party will share all research data and results with the other party relating to the Research Programs promptly after such data and results become available. During the Collaboration Period, the parties will exchange, at a minimum, [***] written reports presenting a meaningful summary of the activities performed and the results obtained by such party pursuant to the Research Programs. In addition, on reasonable request by either party, the other party will [***] to inform such party of the details of the work performed under this Agreement. Information disclosed by either party to the other party pursuant hereto may include Confidential Information of the disclosing party and, whether Confidential Information or not, may be used only in accordance with the rights granted under
Article 4 and Article 5 of this Agreement.

                                    ARTICLE 4

                                GRANT OF LICENSES

      4.1 NON-EXCLUSIVE LICENSE UNDER THE AURORA PATENTS. Subject to the terms and conditions of this Agreement, Aurora hereby grants to Hyseq a non-exclusive, non-transferable license under the Aurora Patents to make, use and import Aurora Mutant GFP and Improvements made by Aurora during the License Period in the Territory for use in the Field during the License Period.

      4.2 NON-EXCLUSIVE LICENSE UNDER THE STANFORD PATENTS. Subject to the terms and conditions of this Agreement, Aurora hereby grants to Hyseq a non-exclusive, non-transferable license under the Stanford Patents to make, use and import Aurora Mutant GFP and Improvements made by Aurora during the License Period in the Territory for use in the Field during the License Period.

      4.3 NON-EXCLUSIVE LICENSE TO AURORA TECHNOLOGY. Subject to the terms and conditions of this Agreement, Aurora hereby grants to Hyseq a non-exclusive, non-transferable license to make, use and import the Aurora Technology and Improvements made by Aurora during the License Period in the Territory for use in the Field during the License Period.

      4.4 LIMITATIONS. Except as otherwise expressly provided in this Agreement, nothing in this Agreement is intended to convey or transfer ownership by either party to the other party of any rights, title or interest in any Confidential Information, patent rights, copyrights, trade secrets or other intellectual property rights owned or Controlled by such party. Except as expressly provided for in this Agreement, nothing in this Agreement will be construed as a license or sublicense by either party to the other party of any patent rights, copyrights, trade secrets or other intellectual property rights owned or Controlled by such party. Aurora retains all rights that are not expressly licensed by Aurora to Hyseq hereunder, including without limitation, right to any Improvements made by Aurora during the License Period. Hyseq retains all rights that are not expressly licensed by Hyseq to Aurora hereunder, including, without limitation, rights to any Improvement made by Hyseq during the License Period, and any products resulting from Hyseq's activities with Aurora Mutant GFP and Improvements. Notwithstanding anything

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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contained herein to the contrary, the license rights granted to Hyseq in
Sections 4.1, 4.2 and 4.3 do not include (a) the right to grant sublicenses, (b) the right to conduct any activities outside the Field or outside the Territory under the Aurora Patents or the Stanford Patents or with the Aurora Technology,
(c) the right to transfer any Material containing Aurora Technology (or any portion thereof) to any Third Party, other than to an Affiliate of Hyseq, or (d) the right to conduct activities within the Excluded Fields under the Aurora Patents or the Stanford Patents or with the Aurora Technology.

      4.5 IMPROVEMENTS. Hyseq hereby grants to Aurora a worldwide, fully paid, perpetual, non-exclusive license, including the right to grant sublicenses, to make, have made, use, offer for sale, sell and import any Improvements made by Hyseq during the License Period. Each party will promptly notify the other party of the reduction to practice of such Improvements. Each party, to the extent it has Control, will provide to the other party any tangible Materials related to Improvements made by such party during the License Period. For clarity, Aurora is [***] Improvements to Hyseq that were made by Aurora in activities directed towards [***], such as [***] and other patented applications of, or know-how related to, [***].

      4.6 SERVICE. Aurora will prepare, aliquot and deliver the Aurora Technology to Hyseq within 30 days after the Effective Date in the quantities described on Exhibit C, and will offer Hyseq technical support in the use of Aurora Technology through its help line. In the event of [***].

      4.7 LICENSE FOR TARGETS. Hyseq owns the Hyseq Targets and subject to the terms and conditions of this Agreement, Hyseq hereby grants to Aurora a worldwide license, including the right to grant sublicenses as set forth below, under the Hyseq Patents to use the Hyseq Targets to identify, discover, develop, make, have made, use, offer for sale, sell and import Aurora Products. With respect to each Hyseq Target, such license will be exclusive during the Exclusivity Period and will become non-exclusive thereafter; provided, however, unless extended pursuant to Section 5.4(a), if Aurora (a) fails to develop an Aurora Assay within [***] after receipt of the cDNA for a Hyseq Target, the exclusive license for such Hyseq Target will terminate, or (b) fails to complete Primary Screening and Secondary Screening of a Hyseq Target within [***] after receipt of the cDNA for such Hyseq Target, then the exclusive license for such Hyseq Target becomes a non-exclusive license for the Term of this Agreement; provided further that, Aurora will not have the right to grant sublicenses under a non-exclusive license until [***]. In no event does Aurora have the right to license the Hyseq Targets on a stand-alone basis, independently from Aurora technology or an Aurora Product. Aurora [***], and will notify Hyseq of each sublicensee granted a license within (30) days after execution of each sublicense agreement hereunder.

      4.8 RIGHTS TO OSPs. Hyseq owns and will own all right, title and interest in and to any and all OSPs, provided by Hyseq to Aurora under the OSP Program, including all rights to any data generated by Aurora from screening such OSPs under the OSP Program, including, without limitation, the Data Packages.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

      4.9 RIGHTS TO OSP RECEPTORS. Aurora will notify Hyseq in writing of its desire to clone any OSP Receptor. Within [***] following receipt of such notice, Hyseq will notify Aurora in writing of (i) the exercise of its option under
Section 5.3(c) to have Aurora clone such OSP Receptors, or (ii) that it is or plans to clone such OSP Receptor on its own or with a Third Party. If Hyseq provides written notice that it is exercising its option under Section 5.3(c) within such [***] period, then Hyseq will own all right, title and interest in and to any such OSP Receptor. If Hyseq notifies Aurora that it is or will clone such OSP Receptor on its own, or with a Third Party, then Aurora will not attempt to clone the OSP Receptor with an OSP provided by Hyseq. If Hyseq notifies Aurora in writing that it does not wish to exercise its option or is not or does not plan to clone such OSP Receptors and gives Aurora permission to clone such OSP Receptor, or if Hyseq fails to notify Aurora in writing of the exercise of the option or that it is or will clone such OSP Receptor within such [***] period, then, Aurora will have the right to attempt to clone such OSP Receptor and will own all right, title and interest in and to such OSP Receptors cloned. Subject to the terms and conditions of this Agreement, Aurora hereby grants to Hyseq a worldwide, non-exclusive, non-transferable license to use any such cloned OSP Receptor to identify, discover, develop, and commercialize Hyseq Products. Subject to the terms and conditions of this Agreement, Hyseq hereby grants to Aurora a worldwide, non-exclusive, non-transferable license, during the Term, under the Hyseq Patents to use the specific OSP necessary to clone a corresponding OSP Receptor as indicated herein and to use such OSP that forms the OSP/OSP Receptor pair with any cloned OSP Receptor owned by Aurora hereunder pursuant to 4.9(b) to, during the Term, (i) develop such cloned OSP Receptor into assays and (ii) screen such OSP Receptor to identify, develop and commercialize Aurora Products.

                                    ARTICLE 5

                          PAYMENT OBLIGATIONS; OPTIONS

      5.1   PAYMENTS TO AURORA.

            (a) LICENSE FEE. In consideration for the licenses granted to Hyseq under Section 4.1, 4.2 and 4.3, Hyseq will pay to Aurora a non-creditable, non-refundable license fee of [***] payable as follows: [***] within 10 days after the Effective Date and [***] upon [***] of the Effective Date.

            (b) TECHNOLOGY ACCESS FEE. In consideration for the service of the preparation and delivery of the Aurora Technology to Hyseq under Section 4.6, Hyseq will pay to Aurora a non-creditable, non-refundable technology access fee of [***] within [***] after delivery of the Aurora Technology to Hyseq.

            (c) SCREENING OF OSPs. In consideration for screening OSPs under the Collaboration, Hyseq will pay to Aurora a non-creditable, non-refundable payment of [***] for each OSP screened by Aurora under the Collaboration. Such payments will be calculated and reported for each calendar quarter during the Collaboration Period. All payments due under this Section 5.1(c) will be paid within [***] after the end of each calendar quarter.

            (d) DATA PACKAGES. In consideration for providing Data Packages to Hyseq under the Collaboration, Hyseq will pay to Aurora a non-creditable, non-refundable payment of [***] within [***] after delivery of each Data Package to Hyseq. Notwithstanding the foregoing,

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Hyseq will pay to Aurora a minimum of [***] during the Collaboration Period under this Section 5.1(d).

            (e) PERFORMANCE MILESTONE. Hyseq will pay to Aurora (i) a one-time, non-creditable, non-refundable milestone payment of [***] within [***] after Aurora completes screening of the first [***] OSPs using [***] approaches thus demonstrating the feasibility of such approach (ii) a one-time, non-creditable, non-refundable milestone payment of [***] within [***] after Aurora completes screening of [***] OSPs provided by Hyseq to Aurora under the Collaboration.

            (f) CLINICAL MILESTONES. Hyseq will pay to Aurora the following non-creditable, non-refundable milestone payments for the first, and only the first, Hyseq Product within [***] following achievement of each of the following milestone events:

                  Milestone                     Payment
                  ---------                     -------

      [***]

            (g) ROYALTIES. Hyseq will pay to Aurora a royalty equal to [***] of Net Sales of each Hyseq Product sold by Hyseq or its sublicensees. Royalties for sales of a Hyseq Product in any given country will be paid for a period equal to the Royalty Term for such Hyseq Product in such country.

      5.2   PAYMENTS TO HYSEQ.

            (a) DATABASE ACCESS FEE. In consideration for access to Hyseq's cDNA database under Section 3.3(b), Aurora will pay to Hyseq a non-creditable, non-refundable payment of $250,000 within 10 days after the Effective Date.

            (b) LICENSE FEE. In consideration for the license granted to Aurora under Section 4.7, Aurora will pay to Hyseq a non-creditable, non-refundable license fee of $250,000 within 10 days after the Effective Date.

            (c) HYSEQ TARGETS SELECTED FOR SCREENING. Aurora will pay to Hyseq a non-creditable, non-refundable payment of [***] for each Hyseq Target for which Aurora develops an Aurora Assay during the Collaboration Period. Such payments will be calculated and reported for each calendar quarter during the Collaboration Period. All payments due under this Section 5.2(c) will be paid within [***] after the end of each calendar quarter. Notwithstanding the foregoing, Aurora will pay to Hyseq a minimum of [***] during the Collaboration Period under this Section 5.2(c).

            (d) PERFORMANCE MILESTONE. If, during the Collaboration Period, Aurora identifies chemical entities for at least [***] of the Hyseq Targets screened by Aurora under the Target Program which demonstrate at least a [***] over related public domain targets (as defined in the Target Program), then Aurora will pay to Hyseq a one-time, non-creditable, non-refundable milestone payment of [***] within [***] after the final report for the Target Program has been received by Hyseq from Aurora.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

            (e) CLINICAL MILESTONES. For each Hyseq Target, Aurora will pay to Hyseq the following non-creditable, non-refundable milestone payments for the first, and only the first, Aurora Product to achieve such milestone. This payment will be made within [***] following achievement of each of the following milestone events:

                  Milestone                     Payment
                  ---------                     -------

      [***]

            (f) ROYALTIES. Aurora will pay to Hyseq a royalty equal to [***] of Net Sales for each Aurora Product sold by Aurora or its sublicensees. Royalties for sales of an Aurora Product in any given country will be paid for a period equal to the Royalty Term for such Aurora Product in such country.

      5.3 GRANT OF OPTIONS TO HYSEQ. Aurora hereby grants to Hyseq non-transferable options exercisable by Hyseq during the Collaboration Period, or as extended in Section 5.3(c):

            (a) to receive a non-exclusive, non-transferable, worldwide license to any cell-based assay used by Aurora in the performance of the Collaboration for internal use by Hyseq to optimize, develop and commercialize Hyseq Products for [***] per cell line;

            (b) to purchase from Aurora single mg quantities of up to [***] of Hyseq's OSPs, synthesized by a third party, for internal use (non-GMP) to optimize, develop and commercialize Hyseq Products at [***]

            (c) for a period of [***] following the Collaboration Period, to have Aurora clone OSP Receptors [***] for Hyseq for [***] per OSP Receptor, payable as follows: an upfront, non-refundable, non-creditable payment of [***], and [***] upon delivery; and/or

            (d) to have Aurora use its CellSensor Panel to screen up to [***] additional OSPs (over and above the [***] OSPs set forth in Section 3.2(a)) during the Collaboration Period for [***] per OSP.

      5.4 GRANT OF OPTIONS TO AURORA. Hyseq hereby grants to Aurora non-transferable options exercisable by Aurora during the Collaboration Period, except as set forth in Section 5.4(b):

            (a) to extend the Exclusivity Period, the time to complete assay development under Section 4.7, and the time to complete Primary Screening and Secondary Screening under Section 4.7 on a Hyseq Target-by-Hyseq Target basis by [***] for [***] per Hyseq Target;

            (b) for a period of [***] following the Collaboration Period, to have Hyseq perform bioinformatics efforts utilizing Hyseq informatics tools and database to support the Target Program [***] on Aurora's behalf on a [***] basis in an amount equal to [***] per FTE per year prorated on a per hour worked basis; and/or

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

            (c) to obtain additional Hyseq Targets (over and above the [***] Hyseq Targets set forth in Section 3.3(b)) for assay development and screening under the same terms and conditions as set forth in this Agreement, for [***] per Hyseq Target.

      5.5 RIGHT OF FIRST NEGOTIATION. During the Exclusivity Period for any Hyseq Target, Hyseq will provide written notice to Aurora of its intention to license such Hyseq Target for [***] applications. During the [***] period following such written notice from Hyseq, Aurora will have the first right to negotiate an exclusive license to such Hyseq Target for [***] applications that are [***] used in clinical applications of Aurora Products related to such Hyseq Target upon [***] terms [***].

                                    ARTICLE 6

                            PAYMENTS; RECORDS; AUDITS

      6.1 PAYMENT; REPORTS. Royalty payments will be calculated and reported for each calendar quarter. All royalty payments due under this Agreement will be paid within [***] after the end of each calendar quarter, unless otherwise specifically provided herein. Each payment of royalties will be accompanied by a report in sufficient detail to permit confirmation of the accuracy of the royalty payment made, including, without limitation, Net Sales, the royalties payable in United States dollars, the method used to calculate the royalty and the exchange rates used.

      6.2 EXCHANGE RATE; MANNER AND PLACE OF PAYMENT. All payments hereunder will be payable in United States dollars. With respect to each quarter, for countries other than the United States, whenever conversion of payments from any foreign currency will be required, such conversion will be made at the rate of exchange reported in The Wall Street Journal on the last business day of the applicable reporting period. Any payment due under this Agreement will be made by wire transfer to a bank account designated by the party receiving such payment, unless otherwise specified in writing by such party.

      6.3 LATE PAYMENTS. In the event that any payment, including royalty payments, due hereunder is not made when due, the payment will accrue interest from that date due at the rate of [***] per month; provided however, that in no event will such rate exceed the maximum legal annual interest rate for the state in which the party is located. The payment of such interest will not limit the party receiving such payment from exercising any other rights it may have as a consequence of the lateness of any payment.

      6.4 RECORDS AND AUDITS. During the Royalty Term and for a period of [***] thereafter, each party will keep complete and accurate records in sufficient detail to permit the other party to confirm the accuracy of all royalty payments due to the other party hereunder. A party due royalty payments will have the right to cause an independent, certified public accountant reasonably acceptable to the other party to audit such records to confirm royalty payments due under this Agreement. Such audits may be exercised during normal business hours no more than [***] in any 12-month period upon at least [***] prior written notice to the other party. The party exercising such audit right will bear the full cost of such audit, unless such audit discloses an underpayment by more than [***] of the amount due under this Agreement. In

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

such case, the other party will bear the full cost of such audit. In all events, the other party will pay any underpayment with interest in accordance with
Section 6.3.

      6.5 TAXES. All taxes levied on account of the royalties and other payments accruing to each party under this Agreement shall be paid by the party receiving such royalty or other payment for its own account, including taxes levied thereon as income to the receiving party. If provision is made in law or regulation for withholding, such tax shall be deducted from the royalty or other payment made by the party making such payment to the proper taxing authority and a receipt of payment of the tax secured and promptly delivered to the party entitled to the royalty. Each party agrees to assist the other party in claiming exemption from such deductions or withholdings under any double taxation or similar agreement or treaty from time to time in force.

      6.6 PROHIBITED PAYMENTS. Notwithstanding any other provision of this Agreement, if either party is prevented from paying any royalty due hereunder by virtue of the statutes, laws, codes or governmental regulations of the country from which the payment is to be made, then such royalty may be paid by depositing funds in the currency in which accrued to the other party's account in a bank acceptable to the other party in the country whose currency is involved.

                                    ARTICLE 7

                             OWNERSHIP OF INVENTIONS

      Ownership of patentable subject matter conceived of or reduced to practice in performance of the Collaboration will be determined in accordance with the rules of inventorship under United States patent laws. Subject to Article 4, Aurora will own all inventions conceived and reduced to practice during performance of the Collaboration solely by its employees and agents, and all patent applications and patents claiming such inventions. Subject to Article 4, Hyseq will own all inventions conceived and reduced to practice during performance of the Collaboration solely by its employees and agents, and all patent applications and patents claiming such inventions. The parties agree to promptly exert all reasonable efforts, including the execution and delivery of any and all papers, instruments or affidavits necessary to effectuate the ownership rights stated in Article 4. Subject to Article 4, all inventions conceived and reduced to practice during performance of the Collaboration jointly by employees or agents of Aurora and employees or agents of Hyseq, and all patent applications and patents claiming such inventions, will be owned jointly by Aurora and Hyseq ("Joint Inventions"). The parties will determine via the JRDC which party will be responsible for the filing, prosecution and maintenance of jointly owned patent applications and patents. Each party (a) will [***] regarding the filing, prosecution and maintenance of patent applications claiming Joint Inventions, and (b) will keep the other party advised of the status of such filing, prosecution and maintenance. Each party agrees to cooperate fully in the preparation, filing and prosecution of patent applications claiming Joint Inventions, including, without limitation, (i) executing all papers and instruments, or requiring its employees or agents, to execute such papers and instruments, so as to enable the other party to apply for and to prosecute patent applications claiming Joint Inventions in any country, and (ii) promptly informing the other party of any matters coming to such party's attention that may affect the preparation, filing or prosecution of an such patent applications.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    ARTICLE 8

                          CONFIDENTIALITY; PUBLICATIONS

      8.1 NONDISCLOSURE. During the Term and for a period of [***] thereafter, each party will maintain all Confidential Information of the other party as confidential and will not disclose any such Confidential Information or any summary or part thereof, to any Third Party or use, or enable any Third Party to use, any such Confidential Information for any purpose, except (a) as expressly authorized by this Agreement, or (b) to the extent such use or disclosure is reasonably necessary in filing or prosecuting patent applications, [***], complying with applicable law, governmental regulation or court order, submitting information to tax or other governmental authorities, making a permitted sublicense or otherwise exercising its rights hereunder; provided, however, that if a party is required to make any such disclosure of the other party's Confidential Information, other than pursuant to a confidentiality agreement, it will give reasonable advance written notice to the other party of such disclosure, and will use [***] efforts to secure confidential treatment of such information prior to its disclosure (whether through protective orders or otherwise). Each party may disclose Confidential Information of the other party to its sublicensees, employees, agents, consultants and other representatives to the extent required to accomplish the purposes of this Agreement, so long as such persons are under an obligation of confidentiality no less stringent than as set forth herein. Each party will use at least the same standard of care as it uses to protect its own Confidential Information and will remain liable in the event any sublicensees, employees, agents, consultants and other representatives make any unauthorized use or disclosure of the other party's Confidential Information. Each party will promptly notify the other party upon discovery of any unauthorized use or disclosure of the other party's Confidential Information.

      8.2 PUBLICATIONS. Each party recognizes that the publication of papers regarding results of the research and development activities performed under the Collaboration, including oral presentations and abstracts, may be beneficial to both parties provided such publications are subject to reasonable controls to protect Confidential Information. In particular, it is the intent of the parties to maintain the confidentiality of any Confidential Information included in any foreign patent application until such foreign patent application has been published. Accordingly, each party will have the right to review and approve any paper proposed for publication by the other party, including oral presentations and abstracts, which utilizes data generated from the Collaboration and/or includes Confidential Information of the other party. Before any such paper is submitted for publication, the party proposing publication will deliver a complete copy to the other party at least [***] prior to submitting the paper to a publisher. The receiving party will review any such paper and give its comments to the publishing party within [***] of the delivery of such paper to the receiving party. With respect to oral presentation materials and abstracts, the parties will make reasonable efforts to expedite review of such materials and abstracts, and will return such items as soon as practicable to the publishing party with appropriate comments, if any, but in no event later than [***] from the date of delivery to the receiving party. The publishing party will comply with the other party's request to delete references to such other party's Confidential Information in any such paper and agrees to withhold publication of such paper for an additional [***] to permit the parties to obtain patent protection, if either party deem it necessary, in accordance with the terms of this Agreement.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    ARTICLE 9

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

      9.1 CORPORATE POWER. Each party hereby represents and warrants that such party is duly organized and validly existing under the laws of the state of its incorporation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof.

      9.2 DUE AUTHORIZATION. Each party hereby represents and warrants that such party is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder. Each party represents and warrants to the other party that it has the necessary authority to grant the licenses to the other party contained herein.

      9.3 BINDING OBLIGATION. Each party hereby represents and warrants that this Agreement is a legal and valid obligation binding upon it and is enforceable in accordance with its terms. The execution, delivery and performance of this Agreement by such party does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, or, to its knowledge, violate any law or regulation of any court, governmental body or administrative or other agency having authority over it.

      9.4 COVENANT NOT TO OPPOSE PATENTS. Neither party will assist any Third Party to oppose the grant or dispute the validity of any patent rights of the other related to this Agreement.

      9.5 AURORA TECHNOLOGY. Except as expressly licensed herein, Hyseq hereby covenants not to make or use the Aurora Technology or Materials covered by valid and enforceable claims of the Aurora Patents or the Stanford Patents prior to the expiration of the last to expire of the applicable patents.

      9.6 LIMITATION ON WARRANTIES. Except as expressly set forth in this Agreement, nothing herein will be construed as a representation or warranty by either party that use of any intellectual property transferred, licensed or otherwise made available hereunder does not infringe any intellectual property right of any Third Party. Neither party makes any warranties, express or implied, concerning the success of the Research Programs or the commercial utility of any Product. [***].

      9.7 DISCLAIMER OF WARRANTIES. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY TO THE OTHER PARTY OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF NON-INFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

      9.8 LIMITATION OF LIABILITY. NEITHER PARTY WILL BE ENTITLED TO RECOVER FROM THE OTHER PARTY ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES IN CONNECTION WITH THIS AGREEMENT OR ANY LICENSE GRANTED HEREUNDER.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

      9.9 MUTUAL INDEMNIFICATION. Each party hereby agrees to save, defend, indemnify and hold harmless the other party and its officers, directors, employees, consultants and agents from and against any and all losses, damages, liabilities, expenses and costs, including reasonable legal expense and attorneys' fees ("Losses"), to which the indemnified party may become subject as a result of any claim, demand, action or other proceeding by any Third Party to the extent such Losses arise directly or indirectly out of (a) the practice by such indemnified party of any license granted by the indemnifying party hereunder, or (b) the development, manufacture, use, handling, storage, sale or other disposition of any Product by such indemnified party or sublicensees, except to the extent such Losses result from the gross negligence or willful misconduct of the party claiming a right of indemnification under this Section
9.9. In the event either party seeks indemnification under this Section 9.9, it will inform the other party of a claim as soon as reasonably practicable after it receives notice of the claim, will permit the other party to assume direction and control of the defense of the claim (including the right to settle the claim solely for monetary consideration), and will cooperate as requested (at the expense of the other party) in the defense of the claim.

                                   ARTICLE 10

                              TERM AND TERMINATION

      10.1 TERM. This Agreement will commence on the Effective Date and will continue until (i) the expiration of the last to expire of the Aurora Patents, the Stanford Patents or the Hyseq Patents, or (ii) the last royalty obligation due hereunder is paid, whichever is later, unless terminated earlier as provided herein (the "Term").

      10.2 TERMINATION FOR CAUSE. Either party may terminate this Agreement prior to the expiration of the Term upon the occurrence of any of the following:

            (a) Upon or after the bankruptcy, insolvency, dissolution or winding up of the other party (other than dissolution or winding up for the purposes of reconstruction or amalgamation); or

            (b) Upon or after the breach of any material provision of this Agreement by the other party if the breaching party has not cured such breach within 60 days after written notice thereof by the non-breaching party.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

      10.3 TERMINATION OF OSP PROGRAM BY AURORA. If Aurora is unable to use co-culturing or supernatant approaches to screen OSPs under the OSP Program, then Aurora may terminate the OSP Program upon: (i) providing a written summary to the JRDC by Aurora which sets forth the efforts undertaken and all results obtained by Aurora in attempting to develop and use the co-culture and supernatant approaches to screen OSPs, (ii) providing 30 days written notice to Hyseq, and (iii) paying to Hyseq $250,000. Upon payment of such amount to Hyseq, Aurora will have no further obligations to Hyseq under Section 3.2(a) regarding the OSP Program, other than the obligations of confidentiality set forth in this Agreement. All other rights and obligations of the parties under this Agreement will survive the termination of the OSP Program pursuant to this Section 10.3.

      10.4  EFFECT OF TERMINATION.

            (a) Upon termination of this Agreement by Aurora under Section 10.2, (i) the licenses granted by Aurora to Hyseq under Article 4 will terminate, and (ii) the licenses granted by Hyseq to Aurora under Article 4 will remain in full force and effect for so long as Aurora is not in breach of its obligations to Hyseq under this Agreement. Upon termination of this Agreement by Hyseq under Section 10.2, (i) the licenses granted by Hyseq to Aurora under
Article 4 will terminate, and (ii) the licenses granted by Aurora to Hyseq under
Article 4 will remain in full force and affect for so long as Hyseq is not in breach of its obligations to Aurora under this Agreement.

            (b) Expiration or termination of this Agreement will not relieve the parties of any obligation accruing prior to such expiration or termination. Except as set forth below or elsewhere in this Agreement, the obligations and rights of the parties under Sections 3.3(a) 4.4, 4.8, 6.4, 9.7, 9.8, 9.9, 10.3 and 10.4 and Articles 1, 7, 8 and 11 will survive the expiration or termination of this Agreement.

            (c) Within 30 days following the expiration or termination of this Agreement (except to the extent either party retains a license as contemplated by Section 10.2(a) or 10.2(b) above), each party will return to the other party, or destroy, upon the written request of the other party, any and all Confidential Information and Materials of the other party in its possession, provided, however, that each party may keep one copy of such Confidential Information for the sole purpose of complying with its obligations hereunder.

                                   ARTICLE 11

                                  MISCELLANEOUS

      11.1 ASSIGNMENT. Except as expressly provided hereunder, neither this Agreement nor any rights or obligations hereunder may be assigned or otherwise transferred by either party without the prior written consent of the other party (which consent will not be unreasonably withheld); provided, however, that during the Collaboration Period Aurora may assign this Agreement and the rights and obligations hereunder to Vertex Pharmaceuticals Incorporated ("Vertex") without Hyseq's consent in connection with the merger of Aurora with Vertex as required by operational law, contract or otherwise; provided further, that following the expiration of the Collaboration Period, either party may assign this Agreement and its rights and obligations hereunder without the other party's consent (a) in connection with the transfer or sale of all or

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

substantially all of the business of such party to which this Agreement relates to a Third Party, whether by merger, sale of stock, sale of assets or otherwise, or (b) to an Affiliate, provided that any such assignment to an Affiliate will not relieve the assigning party of its responsibilities for performance of its obligations under this Agreement. The rights and obligations of the parties under this Agreement will be binding upon and inure to the benefit of the successors and permitted assigns of the parties. Any assignment not in accordance with this Agreement is null and void.

      11.2 FORCE MAJEURE. Neither party will be held liable or responsible to the other party nor be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement (other than non-payment) if (a) such failure or delay is caused by or results from causes beyond the reasonable control of the affected party, including, but not limited to, fire, floods, el nino, la nina, embargoes, war, acts of war (whether war be declared or not), insurrections, riots, civil commotions, strikes, lockouts or other labor disturbances, acts of God or acts, omissions or delays in acting by any governmental authority or the other party, and (b) the affected party has exerted all reasonable efforts to avoid or remedy such force majeure event; provided, however, that in no event will either party be required to settle any labor dispute or disturbance.

      11.3 GOVERNING LAW. This Agreement will be governed by, and construed and enforced in accordance with, the laws of the State of California, as such laws apply to agreements between California residents performed entirely within the State of California, except that questions affecting the construction and effect of any patent will be determined by the law of the country in which such patent is issued.

      11.4 NOTICES. All notices and other communications provided for hereunder will be in writing and will be mailed by first-class, registered or certified mail, postage paid, or delivered personally, by overnight delivery service or by facsimile, computer mail or other electronic means, with confirmation of receipt, addressed as follows:

      IF TO AURORA:             AURORA BIOSCIENCES CORPORATION
                                11010 Torreyana Road
                                San Diego, CA 92121
                                Fax: (858) 404-6713
                                Attn:  President

      IF TO HYSEQ:              HYSEQ, INC.
                                670 Almanor Ave.
                                Sunnyvale, CA 94085
                                Fax: (408) 524-8145
                                Attn: Legal Department

      Either party may by like notice specify or change an address to which notices and communications will thereafter be sent. Notices sent by facsimile, computer mail or other electronic means will be effective upon confirmation of receipt, notices sent by mail or overnight delivery service will be effective upon receipt, and notices given personally will be effective when delivered.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

      11.5 WAIVER. Except as specifically provided for herein, the waiver from time to time by either party of any right or failure to exercise any remedy will not operate or be construed as a continuing waiver of the same right or remedy or of any other of such party's rights or remedies provided in this Agreement.

      11.6 SEVERABILITY. If any provision of this Agreement is or becomes invalid, is ruled illegal by a court of competent jurisdiction or is deemed unenforceable under the current applicable law from time to time in effect during the Term, the remainder of this Agreement will not be affected or impaired thereby and will continue to be construed to the maximum extent permitted by law. In lieu of any provision which is invalid, illegal or unenforceable, there will be substituted or added as part of this Agreement by mutual written agreement of the parties or arbitration, a provision which is (a) as similar as possible in economic and business objectives as intended by the parties to such invalid, illegal or unenforceable provision, and (b) valid, legal and enforceable.

      11.7 INDEPENDENT CONTRACTORS. It is expressly agreed that Aurora and Hyseq will be independent contractors and that the relationship between the parties will not constitute a partnership or agency of any kind. Neither Aurora nor Hyseq will have the authority to make any statements, representations or commitments of any kind, or to take any action, which will be binding on the other party, without the prior written consent of the other party.

      11.8 ENTIRE AGREEMENT; AMENDMENT. This Agreement (including the exhibits attached hereto) sets forth all of the agreements and understandings between the parties with respect to the subject matter hereof and supersedes and terminates all prior agreements and understandings between the parties. There are no agreements or understandings, either oral or written, between the parties other than as set forth herein. Notwithstanding the foregoing, any disclosure made by either party pursuant to the Mutual Non-Disclosure Agreement between the parties dated December 15, 2000 will continue to be governed by the terms and conditions of such agreement. No subsequent modification, amendment, change or addition to this Agreement will be binding upon the parties, unless reduced to writing and signed by the respective authorized officers of the parties.

      11.9 HEADINGS AND PLURALITY. The captions and plurality of defined terms contained in this Agreement are not substantively a part of this Agreement, but are merely guides or labels to assist in locating and reading the several articles hereof.

      11.10 USE OF TRADEMARKS. Neither party will use the names, trademarks, or any adaptation thereof of the other in any advertising, promotional or sales activities without the prior written consent obtained, except that the parties may state that they are licensed under one or more of the patents and/or applications granted hereunder.

      11.11 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. Counterparts may be signed and delivered by facsimile, each of which will be binding when sent.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the Effective Date.


AURORA BIOSCIENCES CORPORATION            HYSEQ, INC.

By: /s/ Michael J. Dunn                   By: /s/ Ted W. Love
   -----------------------------------       -----------------------------------

Name:   Michael J. Dunn                   Name:   Ted W. Love
     ---------------------------------         ---------------------------------

Title:  Vice President, Business          Title:  President & CEO
        Development                             --------------------------------
      --------------------------------


CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT A

                                 AURORA PATENTS

-------------------------  ------------------  ----------------  ---------------
Title                      Patent Number       Serial Number     Filing Date
-------------------------  ------------------  ----------------  ---------------
[***]                      [***]               [***]             [***]
-------------------------  ------------------  ----------------  ---------------
[***]                      [***]               [***]             [***]
-------------------------  ------------------  ----------------  ---------------
[***]                      [***]               [***]             [***]
-------------------------  ------------------  ----------------  ---------------
[***]                      [***]               [***]             [***]
-------------------------  ------------------  ----------------  ---------------
[***]                      [***]               [***]             [***]
-------------------------  ------------------  ----------------  ---------------
[***]                      [***]               [***]             [***]
-------------------------  ------------------  ----------------  ---------------
[***]                      [***]               [***]             [***]
-------------------------  ------------------  ----------------  ---------------
[***]                      [***]               [***]             [***]
-------------------------  ------------------  ----------------  ---------------
[***]                      [***]               [***]             [***]
-------------------------  ------------------  ----------------  ---------------
[***]                      [***]               [***]             [***]
-------------------------  ------------------  ----------------  ---------------
[***]                      [***]               [***]             [***]
-------------------------  ------------------  ----------------  ---------------
[***]                      [***]               [***]             [***]
-------------------------  ------------------  ----------------  ---------------
[***]                      [***]               [***]             [***]
-------------------------  ------------------  ----------------  ---------------
[***]                      [***]               [***]             [***]
-------------------------  ------------------  ----------------  ---------------
[***]                      [***]               [***]             [***]
-------------------------  ------------------  ----------------  ---------------
[***]                      [***]               [***]             [***]
-------------------------  ------------------  ----------------  ---------------
[***]                      [***]               [***]             [***]
-------------------------  ------------------  ----------------  ---------------
[***]                      [***]               [***]             [***]
-------------------------  ------------------  ----------------  ---------------

Hyseq Indemnification for Products or Services Arising from License Granted Herein. With respect to rights licensed to Aurora by the Howard Hughes Medical Institute ("HHMI") or by The Regents of the University of California ("UC"), Hyseq hereby agrees to indemnify, defend and hold harmless HHMI or UC, as appropriate, and their respective officers, directors, employees, sponsors and agents from and against all damages or other amounts payable to a Third Party (including product liability) resulting or arising from Hyseq's use of the rights granted herein to the extent that such indemnification by Hyseq is required by HHMI or UC pursuant to agreements between HHMI and Aurora or between UC and Aurora.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT B

                                STANFORD PATENTS

-------------------------  ------------------  ----------------  ---------------
Title                      Patent Number       Serial Number     Filing Date
-------------------------  ------------------  ----------------  ---------------
[***]                      [***]               [***]             [***]
-------------------------  ------------------  ----------------  ---------------
[***]                      [***]               [***]             [***]
-------------------------  ------------------  ----------------  ---------------
[***]                      [***]               [***]             [***]
-------------------------  ------------------  ----------------  ---------------
[***]                      [***]               [***]             [***]
-------------------------  ------------------  ----------------  ---------------
[***]                      [***]               [***]             [***]
-------------------------  ------------------  ----------------  ---------------
[***]                      [***]               [***]             [***]
-------------------------  ------------------  ----------------  ---------------

Disclaimer of Warranties. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, PURSUANT TO THE STANFORD AGREEMENT, STANFORD MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED. THERE ARE NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR THAT THE USE OF THE STANFORD LICENSED PRODUCTS OR SERVICES WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK\ OR OTHER RIGHTS OR ANY OTHER EXPRESS OR IMPLIED WARRANTIES. Pursuant to the Stanford Agreement, nothing is this Agreement is or will be construed as:

      (a)   A warranty or representation by Stanford as to [***];

      (b) A warranty or representation that anything made, used, sold or otherwise disposed of under any license granted in this Agreement [***];

      (c) An obligation to [***], except to the extent and in the circumstances described in Article 11 of the Stanford Agreement;

      (d) Granting by implication, estoppel or otherwise any licenses or rights under patents or other rights of Stanford or other persons other than the Stanford Patents, regardless of whether such patents or other rights are [***] to any of the Stanford Patents; or

      (e) An obligation to furnish any technology or technological information other than the technology as set forth herein.

Stanford Names and Marks. Pursuant to the Stanford Agreement, Aurora and Hyseq agree that Hyseq will not identify Stanford in any promotional advertising or other promotional materials to be disseminated to the public or any portion thereof or to use the name of any Stanford faculty member, employee or student or any trademark, service mark, trade name or symbol of Stanford or the Stanford University Hospital, or that is associated with either of them, without Stanford's prior written consent. Stanford gives consent to Hyseq to identify Herzenberg and Nolan as authors of their respective papers and to identify the Stanford Patents.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Indemnification. Pursuant to the Stanford Agreement, Hyseq will indemnify, hold harmless and defend Stanford and Stanford University Hospital and their respective trustees, officers, employees, students and agents ("Indemnitees") against any and all claims for death, illness, personal injury, property damage and improper business practice arising out of the manufacture, use, sale or other disposition of the Stanford Patents or Stanford Licensed Product(s) by Hyseq or its customers, except to the extent any such claims or losses are caused by the intentional misconduct, gross negligence or breach of the representations and warranties made under the Stanford Agreement by Indemnitee; and provided further that in the event of any such claim, Indemnitee will give prompt written notice to Hyseq and Hyseq will manage and control, at its sole expense, the defense and settlement of such claim, provided, however, that Hyseq will not settle any suit involving the rights of such Indemnitee without obtaining its prior written consent, which consent will not be unreasonably withheld, and provided further that such Indemnitee will fully cooperate with Hyseq.

Limitation of Liability. Pursuant to the Stanford Agreement, Stanford will not be liable for any indirect, special, consequential or other damages whatsoever, whether grounded in tort (including negligence), strict liability, contract or otherwise. Stanford will not have any responsibilities or liabilities whatsoever with respect to Stanford Licensed Product(s).

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT C

                                AURORA TECHNOLOGY

[***]



CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT D

                                   OSP PROGRAM

HYSEQ:

- Over the course of the first year of the collaboration, Hyseq will select [***] and up to [***].

- Sequence-verified [***] will be [***]. A decision on the standard [***] will be made [***].

- Up to [***] of each [***] will be purified and supplied as a [***]. Purification will be verified by [***].

- A [***] with associated annotation will accompany each shipment and will be provided in flat file format.

- In addition, the JRDC will nominate up to [***] in the same [***]. These will be included in the [***] and will be used to [***].

AURORA:

- Upon receipt of a [***] from Hyseq, Aurora will initiate [***] will be assessed by [***], will be screened against the [***]. Recent results from [***] have shown that [***]; Hyseq will supply to Aurora [***]. Validation of the [***], will be complete once Aurora shows that [***].

- Option: Aurora will [***], for delivery of [***], with the understanding by all parties that inability to subsequently remove such a tag may alter the biological activity of the OSP. Aurora will then use [***] in dose-response tests against [***].

- Aurora will provide to Hyseq a [***]. Aurora will also provide to Hyseq the [***] (if that option is undertaken). A copy of a [***] that Aurora typically submits to a partnering company is being provided to Hyseq.

APPENDIX I- CELLSENSOR ASSAYS RELEVANT FOR OSP SCREENING

-----------------------------  --------------------  ---------------------------
          CELL LINE              PATHWAY MEASURED        REFERENCE STIMULUS
-----------------------------  --------------------  ---------------------------
[***]                          [***]                 [***]
-----------------------------  --------------------  ---------------------------
[***]                          [***]                 [***]
-----------------------------  --------------------  ---------------------------
[***]                          [***]                 [***]
-----------------------------  --------------------  ---------------------------
[***]                          [***]                 [***]
-----------------------------  --------------------  ---------------------------
[***]                          [***]                 [***]
-----------------------------  --------------------  ---------------------------
[***]                          [***]                 [***]
-----------------------------  --------------------  ---------------------------
[***]                          [***]                 [***]
-----------------------------  --------------------  ---------------------------
[***]                          [***]                 [***]
-----------------------------  --------------------  ---------------------------
[***]                          [***]                 [***]
-----------------------------  --------------------  ---------------------------
[***]                          [***]                 [***]
-----------------------------  --------------------  ---------------------------
[***]                          [***]                 [***]
-----------------------------  --------------------  ---------------------------

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

-----------------------------  --------------------  ---------------------------
[***]                          [***]                 [***]
-----------------------------  --------------------  ---------------------------
[***]                          [***]                 [***]
-----------------------------  --------------------  ---------------------------
[***]                          [***]                 [***]
-----------------------------  --------------------  ---------------------------
[***]                          [***]                 [***]
-----------------------------  --------------------  ---------------------------
[***]                          [***]                 [***]
-----------------------------  --------------------  ---------------------------
[***]                          [***]                 [***]
-----------------------------  --------------------  ---------------------------
[***]                          [***]                 [***]
-----------------------------  --------------------  ---------------------------
[***]                          [***]                 [***]
-----------------------------  --------------------  ---------------------------
[***]                          [***]                 [***]
-----------------------------  --------------------  ---------------------------
[***]                          [***]                 [***]
-----------------------------  --------------------  ---------------------------
[***]                          [***]                 [***]
-----------------------------  --------------------  ---------------------------
[***]                          [***]                 [***]
-----------------------------  --------------------  ---------------------------
[***]                          [***]                 [***]
-----------------------------  --------------------  ---------------------------
[***]                          [***]                 [***]
-----------------------------  --------------------  ---------------------------
[***]                          [***]                 [***]
-----------------------------  --------------------  ---------------------------
[***]                          [***]                 [***]
-----------------------------  --------------------  ---------------------------
[***]                          [***]                 [***]
-----------------------------  --------------------  ---------------------------
[***]                          [***]                 [***]
-----------------------------  --------------------  ---------------------------
[***]                          [***]                 [***]
-----------------------------  --------------------  ---------------------------
[***]                          [***]                 [***]
-----------------------------  --------------------  ---------------------------
[***]                          [***]                 [***]
-----------------------------  --------------------  ---------------------------
[***]                          [***]                 [***]
-----------------------------  --------------------  ---------------------------
[***]                          [***]                 [***]
-----------------------------  --------------------  ---------------------------
[***]                          [***]                 [***]
-----------------------------  --------------------  ---------------------------
[***]                          [***]                 [***]
-----------------------------  --------------------  ---------------------------
[***]                          [***]                 [***]
-----------------------------  --------------------  ---------------------------
[***]                          [***]                 [***]
-----------------------------  --------------------  ---------------------------
[***]                          [***]                 [***]
-----------------------------  --------------------  ---------------------------
[***]                          [***]                 [***]
-----------------------------  --------------------  ---------------------------
[***]                          [***]                 [***]
-----------------------------  --------------------  ---------------------------
[***]                          [***]                 [***]
-----------------------------  --------------------  ---------------------------
[***]                          [***]                 [***]
-----------------------------  --------------------  ---------------------------
[***]                          [***]                 [***]
-----------------------------  --------------------  ---------------------------
[***]                          [***]                 [***]
-----------------------------  --------------------  ---------------------------
[***]                          [***]                 [***]
-----------------------------  --------------------  ---------------------------
[***]                          [***]                 [***]
-----------------------------  --------------------  ---------------------------
[***]                          [***]                 [***]
-----------------------------  --------------------  ---------------------------
[***]                          [***]                 [***]
-----------------------------  --------------------  ---------------------------
[***]                          [***]                 [***]
-----------------------------  --------------------  ---------------------------
[***]                          [***]                 [***]
-----------------------------  --------------------  ---------------------------
[***]                          [***]                 [***]
-----------------------------  --------------------  ---------------------------

[***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT E

                                 TARGET PROGRAM

HYSEQ:

- Hyseq will provide full information for up to [***]. These gene sequences will follow the broad categorization of [***] including [***].

- In concert with Aurora personnel, Hyseq will review pertinent annotation for these sequences, including the following:

[***]

-  Hyseq will provide to Aurora a [***].

- Hyseq will provide over the [***]. It is anticipated that [***] will be delivered to Aurora by Hyseq, in monthly batches.

- [***] will be provided to Aurora as a [***] and will be verified as in (1.) above.

AURORA:

- In concert with Hyseq personnel, Aurora will [***]. The timing for target selection will be phased, in [***] intervals. At the time of the first JRDC meeting, Aurora will inform Hyseq of the [***] after this date, Aurora will [***], and provide to Hyseq (at the next JRDC meeting) a newly prioritized target list. This process will [***], during the term of the contact, until at least [***].

-  In addition, Aurora can select [***].

-  Upon receipt of the [***], Aurora will deploy these [***].

-  [***].

- Aurora will consider a [***]. This set of [***] It is expected that a [***]. Two reasons for this are: (1) Aurora will [***], and (2) the scope of the current [***]

- [***], Aurora will provide to Hyseq update reports on the activities identified using the [***]. These reports will contain data for each selected target on (1) development of a [***].

APPENDIX II  -  ASSAY VALIDATION.

[***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.